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                                                                   EXHIBIT 10.69

                                CUSTODY AGREEMENT

         CUSTODY AGREEMENT, effective as of the ____ day of _________, 1999, by and among certain of the shareholders (the "Shareholders" or "Shareholder") of LEISURE TIME CASINOS & RESORTS, INC., a Colorado corporation, (the "Company"), SCHNEIDER SECURITIES, INC. (the "Representative") and AMERICAN SECURITIES TRANSFER & TRUST, INC. (the ""Custodian").

         WHEREAS, the Shareholders are the record and beneficial owners of certain of the Company's $0.001 par value common stock ("Common Stock") or of options to purchase shares of Common Stock, all as more fully reflected on Exhibit A to this Custody Agreement;

         WHEREAS, the Company and the Representative of the several underwriters (the "Underwriters") intend to enter into an underwriting agreement (the "Underwriting Agreement") pursuant to which the Company will sell in a public offering pursuant to the registration provisions of the Securities Act of 1933, as amended (the "1933 Act");

         WHEREAS, as a condition to closing the proposed public offering of the Company (the "Offering"), the Representative has required the Shareholders to deposit an aggregate of 500,000 shares of Common Stock and/or shares of Common Stock underlying options to purchase Common Stock owned by such Shareholders in custody with the Custodian as reflected on Exhibit A (the "Custodial Shares"); and

         WHEREAS, the Shareholders wish to deposit the Custodial Shares in custody in order to fulfill the requirements of the Underwriting Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, terms and conditions hereinafter set forth, the parties to this Custody Agreement agree as follows:

         SECTION 1. DESIGNATION AND DEPOSIT OF CUSTODIAL SHARES.

                  a. The Custodial Shares to be deposited in custody pursuant to this Custody Agreement consist of 500,000 shares of Common Stock of the Company and are owned of record as of the date of this Custody Agreement by the Shareholders identified on Exhibit A.

                  b. On or before the date on which the Securities and Exchange Commission declares the Company's Registration Statement on Form S-1 (Reg. No. 333-77737) effective under the 1933 Act (the "Effective Date"), the Shareholders shall deliver to the Custodian any and all certificates representing the Custodial Shares and a stock power endorsed in blank. Promptly after the Effective Date, the Custodian shall deliver a receipt therefor and, if requested by a Shareholder, a new certificate representing each


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          Shareholder's shares of Common Stock represented by the certificates delivered but which are not subject to this Custody Agreement.

         SECTION 2. TITLE OF ACCOUNT. All certificates representing the Custodial Shares delivered to the Custodian pursuant to this Agreement shall be deposited on the Effective Date by the Custodian in an account designated substantially as follows: "Leisure Time Casinos & Resorts, Inc. Custodial Share Account" (the "Custody Account").

         SECTION 3. TRANSFER OF CUSTODIAL SHARES DURING CUSTODY PERIOD.

                  a. During the Custody Period (as defined below) none of the Custodial Shares deposited in the Custody Account shall be sold, pledged, hypothecated or otherwise transferred or delivered out of the Custody Account except as follows:

                           i. transfers by operation of law occasioned by the
                  death or incapacity of the Shareholder shall be recorded upon presentation to the Company by the personal representative or guardian of a deceased or incapacitated Shareholder of appropriate documents regarding the necessity for transfer and of which transfer the Company has notified the Custodian and the Representative; and

                           ii. transfers of ownership of certificates
                  representing the Custodial Shares, certificates for which have been deposited to the Custody Account, shall remain subject to the restrictions imposed hereby, including those persons, if any, who become holders, by any means provided herein, of the Custody Shares during the Custody Period.

         SECTION 4. DURATION OF CUSTODY PERIOD.

                  a. The Custody Period shall commence on the Effective Date and shall terminate on the earlier of the date on which all Custodial Shares have been returned to the Shareholders pursuant to Sections 6(a), 6(b), 6(c), 6(d), 6(e), 6(f), or 6(g) below.

                  b. This Agreement shall be of no force or effect in the event the Underwriting Agreement is not executed on the Effective Date in accordance with its terms.

         SECTION 5. RECEIPT OF DISTRIBUTIONS AND DIVIDENDS. During the term of the Custody Period, if the Company issues any distributions, dividends, rights or other property with respect to the Common Stock, then, in such event, the Company shall be authorized to send evidence of such distributions, dividends, rights or other property directly to the Custodian, which is hereby authorized to hold and retain possession of all such evidences of distributions, dividends, rights or other property until termination of the Custody Period in accordance with Section 6 below. In the event the Custodial Shares are distributed to the Shareholders pursuant to Sections 6(a), 6(b), 6(c), 6(d), 6(e), 6(f) or 6(g) below, then the Custodian will distribute evidences of such distributions, dividends, rights, or other property in the form the Custodian received such

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distributions, dividends, rights or other property from the Company. If the
Company recapitalizes, splits or combines its shares, such shares shall be substituted, on a pro rata basis for the Custodial Shares.

         SECTION 6. RELEASE AND DELIVERY OF CUSTODIAL SHARES.


                  a. In the event the Custodian receives written advice from the Representative and the Company confirming the approval of the South Carolina referendum on November 2, 1999 that will permit video gaming machine payouts to continue in South Carolina, the Custodian shall return to each Shareholder his or her pro rata share of the Custodial Shares. The Custodian shall return the Custodial Shares only to the person named as the holder of record in Exhibit A to this Custody Agreement, as modified by any transfers made pursuant to Section 3 above.



                  b. In the event that on or prior to a date that is twelve months from the Effective Date the Custodian receives written advice from the Representative and the Company confirming that the Governor of California has entered into a gaming compact with at least 10 Native American tribes located in California, the Custodian shall return to each Shareholder his or her pro rata share of the Custodial Shares. The Custodian shall return the Custodial Shares only to the person named as the holder of record in Exhibit A to this Custody Agreement, as modified by any transfers made pursuant to Section 3 above.



                  c. In the event that on or prior to a date that is twelve months from the Effective Date the Custodian receives written advice from the Representative and the Company confirming that the Company has successfully completed a subsequent underwritten public offering of the Company's Common Stock in a gross amount of at least $30 million or a price per share of at least $20, the Custodian shall immediately after the closing of any such public offering return to each Shareholder his or her pro rata share of the Custodial Shares. The Custodian shall return the Custodial Shares only to the person named as the holder of record in Exhibit A to this Custody Agreement, as modified by any transfers made pursuant to Section 3 above. In the event that the date is more than twelve months from the Effective Date, the Representative, in its discretion, may return to each Shareholder his or her pro rata share of the Custodial Shares.



                  d. In the event the Custodian receives written advice from the Representative and the Company confirming the Company had net income after tax of at least $17 million for the year ended June 30, 2000, the Custodian shall return to each Shareholder a certificate for his or her pro rata share of the Custodial Shares. The Custodian shall return each certificate only to the person named as the holder of record in Exhibit A hereto, as modified by any transfers made pursuant to Section 3 above.



                  e. In the event the Custodian receives written advice from the Representative and the Company confirming the Company had net income after tax of at least $32 million for the year ended June 30, 2001, the Custodian shall return to each Shareholder a certificate for his or her pro rata share of the Custodial Shares. The Custodian shall return each certificate only to the person named as the holder of record in Exhibit A hereto, as modified by any transfers made pursuant to Section 3 above.



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                  f. In the event the Custodian receives written advice from the
         Representative and the Company confirming that the Company has been merged or consolidated with another company which is the survivor to the transaction, or that the Company has sold all or substantially all of its assets and the relevant transaction was approved by the holders of a majority of the Company's outstanding voting securities exclusive of any such securities held by any party to this Agreement, the Custodian shall immediately prior to the closing of any such transaction return to each Shareholder a certificate for his or her pro rata share of the Custodial Shares. The Custodian shall return each certificate only to the person named as the holder of record in Exhibit A hereto, as modified by any transfers made pursuant to Section 3 above.

                  g. In the event none of the criteria for release specified in subparagraphs (a), (b), (c), (d), (e) or (f) above is reached by the Company, the Custodial Shares shall remain in the Custody Account until a date that is seven years from the Effective Date. Upon termination of the Custody Period pursuant to the provisions of this Section 6(g), the Custodian shall, as promptly as possible, return to each Shareholder a certificate for his or her pro rata share of the Custodial Shares remaining in the Custody Account by means of registered mail, return receipt requested. The Custodian shall return each certificate only to the person named as the holder of record in Exhibit A hereto, as modified by any transfers made pursuant to Section 3 above.

                  h. At such time as the Custodian shall have returned all Custodial Shares as provided in this Section, the Custodian shall be discharged completely and released from any and all further liabilities and responsibilities under this Custody Agreement.

                  i. The determination of the criteria described above shall be solely the responsibility of the Company and the Representative, and the Custodian shall have no liability or responsibility therefor.

         SECTION 7. VOTING RIGHTS. During the Custody Period, the Shareholder, or any transferee receiving all or a portion of the Custody Shares pursuant to
Section 3 of this Custody Agreement, shall have the right to vote the Custodial Shares (to the extent the Custodial Shares have voting rights) in the Custodial Account at any and all shareholder meetings without restriction.

         SECTION 8. LIMITATION OF LIABILITY OF CUSTODIAN. In acting pursuant to this Custody Agreement, the Custodian shall be protected fully in every reasonable exercise of its discretion and shall have no obligation hereunder to either the Shareholders or to any other party except as expressly set forth herein. In performing any of its duties hereunder, the Custodian shall not incur any liability to any person for any damages, losses or expenses, except for willful default or negligence and it shall, accordingly, not incur any such liability with respect to (1) any action taken or omitted in good faith upon advice of its counsel, counsel for the Company or counsel for the Representative given with respect to any question relating to the duties and responsibilities of the Custodian under this Agreement, and (2) any action taken or omitted in reliance upon any


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instrument, including written notices provided for herein, not only to its due execution and validity and effectiveness of its provisions, but also to the truth and accuracy of any information contained therein, which the Custodian shall in good faith believe to be genuine, to have been signed and presented by a proper person or persons and to be in compliance with the provisions of this Agreement.

         SECTION 9. INDEMNIFICATION. The Company, the Representative and the Shareholders shall indemnify and hold harmless the Custodian against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and disbursements, which may be imposed upon the Custodian or incurred by the Custodian in connection with its acceptance of appointment as Custodian or the performance of its duties hereunder, including any litigation arising from this Custody Agreement or involving the subject matter of this Custody Agreement.

         SECTION 10. PAYMENT OF FEES. The Company shall be responsible for all reasonable fees and expenses of the Custodian incurred by it in the course of performing under this Custody Agreement.

         SECTION 11. CHANGE OF CUSTODIAN. In the event the Custodian notifies the Company and the Representative that its acceptance of the duties of Custodian has been terminated by the Custodian, or in the event the Custodian files for protection under the United States Bankruptcy Code or is liquidated or ceases operations for any reason, the Company and the Representative shall have the right to jointly designate a replacement Custodian who shall succeed to the rights and duties of the Custodian hereunder. Any such replacement Custodian shall be a trust or stock transfer company experienced in stock transfer, escrow and related matters and shall have a minimum net worth of $5 million. Upon appointment of such successor Custodian, the Custodian shall be discharged from all duties and responsibilities hereunder.

         SECTION 12. NOTICES. All notices, demands or requests required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered mail or certified mail, return receipt requested and postage prepaid and by facsimile or cable:

         In the case of the Representative to:

                  Schneider Securities, Inc.
                  The Chancery
                  1120 Lincoln Street, Suite 900
                  Denver, Colorado  80203
                  Attention:  Thomas J. O'Rourke, President

         With a copy to (which shall not constitute notice):

                  Robert W. Walter, Esq.
                  Berliner Zisser Walter & Gallegos, P.C.
                  One Norwest Center, Suite 4700
                  1700 Lincoln Street
                  Denver, Colorado  80203-4547


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         In the case of the Custodian to:

                  American Securities Transfer & Trust, Inc.
                  1825 Lawrence Street, Suite 444
                  Denver, Colorado  80202-1817

         In the case of the Company to:

                  Leisure Time Casinos & Resorts, Inc.
                  4258 Communications Drive
                  Norcross, Georgia 30093

         With a copy to (which shall not constitute notice):

                  Thomas S. Smith, Esq.
                  Smith McCullough, P.C.
                  4643 South Ulster Street, Suite 900
                  Denver, Colorado 80237

         In the case of the Shareholders to:

                  Alan N. Johnson
                  1284 Miller Road
                  Avon, Ohio 44011

                  Elden W. Rance
                  4258 Communications Drive
                  Norcross, Georgia 30093

                  R. Thomas Klingel
                  4258 Communications Drive
                  Norcross, Georgia 30093

                  Gerald J. Boyle
                  1284 Miller Road
                  Avon, Ohio 44011

                  Eric R. Dey
                  4258 Communications Drive
                  Norcross, Georgia 30093


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                  Richard D. Sly
                  12920 West Lake Road
                  Vermillion, Ohio 44089

                  Lester E. Bullock
                  4258 Communications Drive
                  Norcross, Georgia 30093

         SECTION 13. COUNTERPARTS. This Custody Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same Custody Agreement. Facsimile signatures shall be accepted as original signatures for all purposes.

         SECTION 14. GOVERNING LAW. The validity, interpretation and construction of this Custody Agreement and of each part hereof shall be governed by the laws of the State of Colorado.

         IN WITNESS WHEREOF, the Shareholders, the Company, the Representative and the Custodian have executed this Custody Agreement to be effective as of the day and year first above written.

                               AMERICAN SECURITIES TRANSFER & TRUST, INC.



                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               LEISURE TIME CASINOS & RESORTS, INC.



                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               SCHNEIDER SECURITIES, INC.



                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------



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                                THE SHAREHOLDERS:



                                By:
                                    --------------------------------------------
                                    Alan N. Johnson



                                By:
                                    --------------------------------------------
                                    Elden W. Rance



                                By:
                                    --------------------------------------------
                                    R. Thomas Klingel



                                By:
                                    --------------------------------------------
                                    Gerald J. Boyle



                                By:
                                    --------------------------------------------
                                    Eric R. Dey



                                By:
                                    --------------------------------------------
                                    Richard D. Sly



                                By:
                                    --------------------------------------------
                                    Lester E. Bullock



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                                    EXHIBIT A

                              TO CUSTODY AGREEMENT



                                                  TOTAL SHARES UNDERLYING
   NAME                      TOTAL SHARES                  OPTIONS
   ----                      ------------         -----------------------
   Alan N. Johnson              348,000

   Elden W. Rance                                           61,150

   R. Thomas Klingel                                        13,500

   Gerald J. Boyle               38,100

   Eric R. Dey                                               1,650

   Richard D. Sly                35,400

   Lester E. Bullock                                         2,200



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